Liquidity and Going Concern	12 Months Ended
Dec. 31, 2020
Liquidity and Going Concern
Liquidity and Going Concern

2.    Liquidity and Going Concern

The Company has been incurring recurring losses from operations since 2018. Accumulated losses from operations were RMB254,639, RMB193,548 and RMB328,038 (US$50,274) as of December 31, 2018, 2019 and 2020, respectively. The net cash used in operating activities was RMB134,636, RMB95,821 and RMB234,048 (US$35,870) for the years ended December 31, 2018, 2019 and 2020, respectively.

The Company’s liquidity is based on its ability to generate cash from operating activities, obtain capital financing from equity interest investors and borrow funds on favorable economic terms to fund its general operations and capital expansion needs. The Company’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes increasing revenue while controlling operating cost and expenses to generate positive operating cash flows and obtaining funds from outside sources of financing to generate positive financing cash flows. As of December 31, 2019 and 2020, the Company’s balance of cash, cash equivalents and restricted cash was RMB57,674 and RMB11,588 (US$1,775).

Based on cash flow projections from operating and financing activities and existing balance of cash and cash equivalents, management believes it will be sufficient to fund its operations within one year from the date the consolidated financial statements are issued.

The Company plans to continue to fund its losses from operations through cash and cash equivalents, as well as through future equity offerings, debt financings, other third party funding, and new business developments to generate profitable operations.